Note 8 - Settlement of Litigation	9 Months Ended
Sep. 30, 2023
Notes to Financial Statements
Legal Matters and Contingencies [Text Block]

Note 8.         Settlement of Litigation

On April 28, 2023, the Company and Jeffrey Gerald, the individual from whom the WaveDancer purchased all the outstanding shares of GMI, executed an agreement to settle pending litigation between them (the “Settlement Agreement”). On January 25, 2023, Gerald, as the result of the termination of his employment, filed a lawsuit against the Company for one year’s severance of $150,000 and benefits to which he claimed he was entitled under his employment agreement with the Company. He had also claimed an anticipatory breach of the payment of $1,500,000 of deferred consideration otherwise due him on December 10, 2023, under the Stock Purchase Agreement between him and the Company and an anticipatory breach to release from escrow 43,648 shares of the Company’s common stock which are held in escrow for application against potential indemnity claims under the Stock Purchase Agreement.

The Company filed an answer denying Gerald’s claims. In addition, the Company filed a counterclaim seeking damages from Gerald associated with the acquisition transaction and arising under the Stock Purchase Agreement.

The principal terms of the Settlement Agreement were:

(a)	All amounts due to Gerald related to the GMI acquisition, including the $1,500,000 of deferred consideration, were deemed satisfied and such obligations were extinguished;

(b)	The Company removed restrictions from 43,648 shares of the Company’s common stock;

(c)	The Company paid Gerald $25,000 as reimbursement for legal costs; and,

(d)	Gerald and the Company agreed to mutual general releases of one another.

As a result of the settlement, the Company recognized a gain, net of expenses, of $1,442,468 in the second quarter of 2023.